Fees Summary	Oct. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 20,845,333.08
Previously Paid Amount	(0)
Total Fee Amount	2,878.74
Total Offset Amount	0
Net Fee	$ 2,878.74